THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              ANNUAL REPORT - 1995

TO OUR SHAREHOLDERS:

      The bull market stumbled at year-end 1995 as the Administration and Congress fought over a balanced budget agreement. However, an early Christmas gift from the Federal Reserve in the form of a 25 basis point drop in the federal funds rate helped stocks regain some momentum to end the year at near-record levels. Investors continued to migrate from technology stocks to consumer non-durables, seeking safety in the form of more predictable earnings in 1996. Cyclical stocks staged a comeback with the recognition that the economy still had some "legs".

INVESTMENT RESULTS (a)

                                                                  Quarter
                                                  -----------------------------------------
                                                    1st         2nd         3rd        4th           Year
                                                    ---         ---         ---        ---           ----

1995:     Net Asset Value                         $23.84      $25.10     $26.76      $25.75         $25.75
          Total Return                               7.3%        5.3%       6.6%        3.7%          24.9%
----------------------------------------------------------------------------------------------------------
1994:     Net Asset Value                         $22.63      $22.36     $23.56      $22.21         $22.21
          Total Return                              (2.9)%      (1.2)%      5.4%       (1.2)%         (0.1)%
----------------------------------------------------------------------------------------------------------
1993:     Net Asset Value                         $21.10      $22.10     $23.63      $23.30         $23.30
          Total Return                               6.1%        4.7%       6.9%        2.5%          21.8%
----------------------------------------------------------------------------------------------------------
1992:     Net Asset Value                         $19.04      $18.91     $19.02      $19.88         $19.88
          Total Return                               6.0%       (0.7)%      0.6%        8.5%          14.9%
----------------------------------------------------------------------------------------------------------
1991:     Net Asset Value                         $17.36      $17.36     $17.90      $17.96         $17.96
          Total Return                              11.1%        0.0%       3.1%        3.2%          18.1%
----------------------------------------------------------------------------------------------------------
1990:     Net Asset Value                         $16.48      $16.81     $15.21      $15.63         $15.63
          Total Return                              (4.5)%       2.0%      (9.5)%       7.8%          (5.0)%
----------------------------------------------------------------------------------------------------------
1989:     Net Asset Value                         $16.46      $18.01     $18.73      $17.26         $17.26
          Total Return                              12.0%        9.4%       4.0%       (1.0)%         26.2%
----------------------------------------------------------------------------------------------------------
1988:     Net Asset Value                         $13.49      $14.62     $14.94      $14.69         $14.69
          Total Return                              14.4%        8.4%       2.2%        3.5%          31.1%
----------------------------------------------------------------------------------------------------------
1987:     Net Asset Value                         $12.97      $13.93     $14.66      $12.61         $12.61
          Total Return                              19.6%        7.4%       5.2%      (14.0)%         16.2%
----------------------------------------------------------------------------------------------------------
1986:     Net Asset Value                         $10.44      $11.21     $11.29      $11.28         $11.28
          Total Return                               4.4%(b)     7.4%       0.7%       (0.1)%         12.8%(b)
----------------------------------------------------------------------------------------------------------

   Average Annual Returns - December 31, 1995  (a)
-----------------------------------------------------
 1 Year                                         24.9%
 5 Year                                         15.6%
 Life of Fund (b)                               15.9%

                                Dividend History
-----------------------------------------------------------------------------------
                                                       Rate
Payment (ex) Date                                    Per Share   Reinvestment Price
---------------------                                ---------   ------------------
December 29, 1995                                      $2.000         $25.75
December 30, 1994                                      $1.056         $22.21
December 31, 1993                                      $0.921         $23.30
December 31, 1992                                      $0.755         $19.88
December 31, 1991                                      $0.505         $17.96
December 31, 1990                                      $0.770         $15.63
December 29, 1989                                      $1.278         $17.26
December 30, 1988                                      $0.775         $14.69
January 4, 1988                                        $0.834         $12.07
March 9, 1987                                          $0.505         $12.71

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.
      Broadcast and filmed entertainment stocks retreated as excitement over mega-mergers waned. As a group, telecommunications stocks continued to suffer from the failure of Congress to pass a comprehensive telecommunications bill.


 [GRAPH - COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GABELLI
                      ASSET FUND AND THE S&P 500 INDEX]

Gabelli Asset Fund vs S&P 500 Index
Growth of $10,000 Investment
                                 Gabelli Asset
                  S&P 500 Index       Fund
                  -------------  -------------
03/03/86             $10,000        $10,000
12/31/86             $10,930        $11,280
12/31/87             $11,487        $13,107
12/31/88             $13,383        $17,184
12/31/89             $17,612        $21,686
12/31/90             $17,066        $20,602
12/31/91             $22,271        $24,331
12/31/92             $23,384        $27,956
12/31/93             $25,746        $34,051
12/31/94             $26,081        $34,017
12/31/95             $35,884        $42,530

INVESTMENT PERFORMANCE

      During the fourth quarter ended December 31, 1995, the Fund's total return was 3.7%, reflecting the $2.00 per share dividend paid on December 29, 1995. The Fund's return for the quarter compares to returns of 6.0%, 0.0%, and 2.2% over the same period for the Standard & Poor's 500 Index (S&P 500), the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. For the year ended December 31, 1995, the Fund gained 24.9%, including reinvested dividends, versus 37.6% for the S&P 500, 19.3% for the Value Line Composite, and 28.4% for the Russell 2000 Index.

      Since inception on March 3, 1986, through December 31, 1995, the Fund has achieved a total return of 325.3%, which equates to an average annual return of 15.9%. This compares favorably to a total return of 258.8% for the S&P 500 over the same period, which is equivalent to an average annual return of 13.9%. As of December 31, 1995, the Fund's shareholders numbered 48,753 and total net assets were at $1.1 billion.

                            [PYRAMID SHAPED GRAPHIC]

WHAT WE DO

      We do what is described as bottom up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings

                                       2
with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE GREAT BULL MARKET OF 1995 - A HARD ACT TO FOLLOW

    MODEST             STRONG            LOW         DECLINING         RISING
ECONOMIC GROWTH  + CORPORATE PROFITS + INFLATION + INTEREST RATES = STOCK PRICES

      This simple equation drove equity prices to record levels in 1995. Will the same factors add up to another good year for stocks in 1996? Let's take a fresh look at all the components of this winning formula.

      We are estimating growth in Gross Domestic Product (GDP) of 2.5% to 3% this year. With lower interest rates in Great Britain, Germany and France as a stimulant, we see European economies growing at about 2%. As a free market system continues to evolve in China and the expansion of the middle classes in more developed Asian countries translates into economic activity, Pacific Rim economies should regain momentum. In short, we anticipate reasonably good worldwide economic growth in the year ahead.

      On the inflation front, we see little pressure coming from wage increases. In fact, we are encouraged by the strong stands governments here and abroad are taking against inflationary wage demands. Even the French, who have traditionally been at the mercy of public workers unions, are holding the line. Rising food and fuel prices could, however, result in more inflation than most investors expect. Lower grain production in the U.S. last year, strong demand from the Chinese, and crop failures in the former Soviet Union, will push food prices higher. Regarding energy, we are producing less and consuming more. This will ultimately lead to higher pricing. The potential of political unrest in Saudi Arabia may be a short-term catalyst for higher fuel prices. We are estimating that inflation could run as high as 3.5% in the second half of 1996.

                                       3
      If this inflation forcast proves accurate, long-term interest will not stay at the current 6% level. Herein lies the primary threat to the stock market. The consensus is that, with a soft economy, low inflation, lower interest rates in Europe, a balanced budget agreement, and a Federal Reserve Chairman who is up for reappointment in an election year, interest rates are bound to come down. At current levels, stock and bond valuations reflect this consensus. With a soft economy coupled with a flat yield curve, we could see short-term rates come down without long-term rates following. Be reminded that price/earnings multiples are a function of earnings growth and longer term interest rates. If earnings growth slows as we anticipate and long rates remain flat or possibly trend modestly higher, stock multiples are likely to contract.

      Flow of funds into the U.S. stock market should continue to be favorable. Equity mutual funds still enjoy strong cash inflows. If deal activity matches that of 1995 ($458 billion in the U.S. and $866 billion worldwide), investors will end up with a pile of cash. In addition, corporate stock buybacks and rising dividends will buttress stock prices. Some of that money finds its way into initial public offerings. More will go into non-U.S. investments, particularly markets which languished in 1995. But much more will be recycled into a shrinking supply of stock.

      Our conclusion from all this conjecture is a somewhat different formula for the 1996 stock market:

    MODEST             DECENT            LOW      SLIGHTLY HIGHER    A DECENT, BUT MUCH LESS
ECONOMIC GROWTH + CORPORATE PROFITS + INFLATION + INTEREST RATES   = INSPIRING STOCK MARKET

THE NET

      Speculative bubbles are part of the free market system. In the 1960s, it was the "nifty fifty" growth stocks. In the 1970s, it was oil, gold, silver, and the Hong Kong stock market. In the 1980s, it was semiconductors, biotechnology, and Japanese real estate. Today, it is the Internet. These bubbles are always very exciting and can be profitable for a time. Unfortunately, most people who invest in these bubbles end up taking a bath. The Internet is showing signs of becoming a "similar" speculative frenzy.

      This is not to say that the Internet will not be a tremendous growth business. But, how does the value oriented investor participate? One of the tenets of value investing is to buy what is, as opposed to what will be. We believe we have found a way, in the terminology of Graham & Dodd, to buy "net/nets" on the Internet.

      The cable television industry currently has more than 60 million subscribers in the U.S. and is working feverishly to upgrade systems to offer telephony services. It is estimated that 25 million of those subscribers also have personal computers and that 10% of those 25 million people will be Internet users.

      How will they access the Internet? They can do it through telephone line modems. Or, in the not-too-distant future, through cable modems that will be more than 100 times faster, since existing cable lines going into the home will be able to carry much more digital information than telephone lines. At a recent investment conference, Comcast Corporation (CMCSA - $17.625 - NASDAQ) staged a horse race between the most commonly used telephone modem and a cable modem prototype. It was no contest.

                                       4
The list of telecommunications equipment manufacturers developing cable modems represents a "Who's Who" of the industry, including: Motorola, Inc. (MOT - $57.00 - NYSE), Hewlett-Packard Co. (HWP - $83.75 - NYSE), Intel Corporation (INTC - $56.75 - NASDAQ), Zenith Electronics Corp. (ZE - $6.875 - NYSE), General Instrument Corporation (GIC - $23.375 - NYSE), and Scientific-Atlanta, Inc. (SFA
- $15.00 - NYSE). Rollout of these new modems is scheduled for mid-1996. We believe personal computer manufacturers will respond by adapting their machines for cable modem use.

      The bottom line is that those dull old cable television stocks are good "back door" plays on the promising future of the Internet. You don't have to pay nosebleed multiples to participate. Cable stocks are good values today based on their existing business. If they can tack on incremental revenues of $25 per month from those subscribers who want to "Surf the Net", they are an even greater bargain.

LET'S MAKE A DEAL

      We were among the first on Wall Street to proclaim the beginning of the third great wave of takeovers since World War II. Record setting merger and acquisition activity, highlighted by a big jump in hostile deals this year further validated our thesis. In 1995, it was the three Bs - banks, broadcasters and brokers. In 1996, we believe deal activity will spread to bell operating companies, telephone companies generally, cable television networks and small and mid-sized industrial franchises. If we get a lower capital gains rate, smaller companies in which management has significant ownership will have more incentive to put out the "For Sale" sign. With our portfolio well stocked with small to mid-sized companies trading at deep discounts to private market value, we would expect to benefit.

THE WAITING GAME

      As little as ten years ago, America had the best telecommunications system in the world by far. Today, we are already behind Great Britain and France, and in danger of losing ground to other industrialized countries. It is not as a result of telecommunications technology, in which we remain a world leader. Rather, it is our antiquated regulatory system which has restrained competition and productivity in the industry.

      As of this writing, the comprehensive telecommunications bill promised to us by the Clinton Administration and Congress three years ago remains stalled in committee. Most of the difficult issues seem to be resolved. Presently, the bill is being held captive to political posturing over whether broadcasters should be made to pay for high definition television spectrum or simply be given this spectrum as the FCC had originally planned. Once this issue is resolved, one fears another will emerge to further delay this essential legislation. The devil may be in the details here, however, as Washington must eliminate the artificial barriers preventing the public from getting what they want: better service and lower prices -- and telecommunications companies from getting what they need: a set of rules that will allow them to implement competitive strategies for the upcoming free market free-for-all.

      With this cloud of uncertainty still hanging over the telephone/cable television/broadcast industries, investors are not fully valuing the bright future of well managed, financially strong companies in all of these sectors.

                                       5
BREAKING UP'S NOT HARD TO DO

      In our last quarter's letter to you, we talked about "Humpty Dumpty" stocks and the trend toward surfacing value through the sale and/or spin-off of businesses. Two of the Fund's larger portfolio holdings, AT&T Corp. (T - $64.75
- NYSE) and ITT Corporation (ITT - $53.00 - NYSE), have performed quite well since announcing their divestiture plans. We are now getting some financial details on the new business structures and have concluded, in both instances, that the parts remain more valuable than the whole.

      AT&T will be breaking up into three publicly traded global businesses:
Communication Services (long distance and wireless); Communications Systems (telecommunications equipment), and Global Information Solutions (the old NCR). AT&T Capital Corp. (TCC - $38.25 - NYSE), 86% owned by AT&T, will be sold. The sum of our Private Market Value (PMV) estimates for the three component companies is $94 per share today, growing to $165 in 5 years. Estimated trading values per share (about 70% of PMV), are $64 per share today, growing to $115 within 5 years. The divestiture is expected to be completed in 1996.

      ITT has already been broken into three separate publicly traded companies: the "new" ITT holds the hotel and gaming operations: ITT Industries Inc. (IIN - $24.00 - NYSE) consists of the parent's auto parts, pump and valve, and defense electronics business; and ITT Hartford Group Inc. (HIG - $48.375 - NYSE) holds the insurance operations. We value the "new" ITT at $55 today, with that value growing to the mid-$60s next year. We estimate 20% annual earnings growth over the next 3 to 5 years. We believe IIN is an even better bargain with a PMV of $40 per share today and a 13% to 15% growth rate going forward. HIG is a slower growth, interest rate sensitive business. If we mark HIG to its current $48 per share market value and add our $55 and $40 PMVs for ITT and IIN, respectively, we see parts worth $143 per share, compared with the old ITT's $118 collective trading price for the three components.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Brands, Inc. (AMB - $44.625 - NYSE), based in Old Greenwich, Connecticut, is a holding company for five separate business units: international tobacco (Gallaher, the leading tobacco company in the U.K.), distilled spirits (Jim Beam bourbon), hardware and home improvement products (Moen faucets), office products (Acco) and golf products (Titleist and Pinnacle golf balls). All are strong cash flow generators and are leaders in their respective fields. A new management team, led by Thomas Hays, is transforming American Brands into a focused consumer products company. In that connection, AMB recently announced plans to acquire Cobra Golf Inc., a leading golf club manufacturer, for $700 million. The company's shares trade at a 30% discount to their estimated 1996 PMV of $65 which we expect to increase to $100 per share by the year 2000.

American Express Company (AXP - $41.375 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for

                                       6
its American Express card and travel-related services. Its other important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. We believe the company has been repositioned to enjoy double digit earnings growth over the balance of the decade generating outstanding capital returns for shareholders in the process.

AT&T Corp. (T - $64.75 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. AT&T, selling at a modest 7.5 times EBITDA, has announced that it will split into 3 separate companies by spinning-off its equipment manufacturer and its computer division. This will reposition the company to participate more dynamically in the growth of the telecommunications industry. The strategy involves a targeted approach to take advantage of a strong global franchise, including its brand name, broader product offerings and an international customer base. The restructuring represents an impressive commitment by management to enhance shareholder values.

                            ------------------------
                             Chris-Craft Industries
                            ------------------------
                                  72%
                            ------------------------
                               BHC Communications
                            ------------------------
                                  56%
                            ------------------------
                                United Television
                            ------------------------

Chris-Craft Industries, Inc. (CCN - $43.25 - NYSE), through its 72% ownership of BHC Communications, Inc. is primarily a television broadcaster. BHC owns and operates independent TV stations in Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 50% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three independent stations. BHC has entered into a partnership agreement with Paramount Communications, Inc. to launch a new fifth television network called United Paramount Television Network (UPN). CCN, with over $1.5 billion in cash and marketable securities, is strongly positioned to expand its operations. CCN is the eighth-largest TV station group owner in the U.S. and covers almost 20% of TV households.

General Electric Company (GE - $72.00 - NYSE), having an equity market valuation of $120 billion, is the largest U.S. company, and the third largest industrial company in the world. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's prodding, GE has recorded a series of impressive earnings gains.

General Motors Corporation (GM - $52.875 - NYSE), the world's largest auto manufacturer, is materially undervalued. Its North American operations have been profitable for two years. International profits continue to grow. With Jack Smith at the helm, GM is improving the style and quality of its cars, rationalizing its production processes and greatly reducing its costs. Peak earnings power is likely to exceed $10 per share. A reorganization of Ford and GM along the lines of ITT and AT&T becomes an intriguing possibility assuming the shares continue to trade at current levels.

Sprint Corporation (FON - $39.875 - NYSE) is the third largest long-distance carrier and the second largest independent local telephone company in the U.S. The company has announced a spin-off of its cellular unit, which should take place in the first quarter of 1996. The estimated trading value of the spin-off is $9 to $10 per FON share. After the spin-off, the remaining long distance/local telco shares should

                                       7
trade close to FON's current market price, indicating shareholders are getting the cellular spin-off for "free". Sprint has positioned itself on a global basis through a joint venture with France Telecom/Deutsche Telekom, which will purchase a 20% stake in Sprint (excluding the cellular unit) for $3.5 billion. Our interest in Sprint stems from its promising national cable/telephony and PCS/wireless joint venture with three major cable operators:
Tele-Communications, Inc., Comcast Corporation and Cox Communications, Inc. We consider FON an interesting value with the risks associated with new entrants in the long distance business offset by the cable/telephony venture.

Tele-Communications, Inc. (TCOMA - $19.875 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that proposed telecommunications legislation, combined with the current deregulatory climate in Congress, could prove a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its telephony joint-venture with Sprint to its innovative Internet access business, dubbed @ Home.

Time Warner Inc. (TWX - $37.875 - NYSE), in a bold and brilliant tactic, is acquiring Turner Broadcasting System, Inc. for $7.5 billion. The acquisition will make TWX the largest diversified media and publishing company in the world and will add a wealth of programming to a company already rich in entertainment content. Time Warner is restructuring into two general areas: copyright and creativity, which includes publishing, music and filmed entertainment, and distribution, which is mostly cable. Under the aegis of Gerald M. Levin, investors can expect significant returns over the rest of the decade.

Viacom Inc. (VIA - $45.875 - ASE; VIA'B - $47.375 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its recent acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now selling non-core assets to reduce debt and is focusing on the global expansion of its media franchises. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset

                                       8
value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

IN CONCLUSION

      1995 was a terrific year for most equity investors. As is usually the case during big bull markets, growth stocks delivered better returns than those in the value sector. Looking forward to a less inspiring market in 1996, we believe value investors will have the opportunity to excel.

      We believe the Fund's portfolio is a diversified collection of solid businesses trading at material discounts to their "real world" economic values. In an environment in which individual stock fundamentals are likely to be more important than market momentum in earnings returns, we are confident the Fund will reward its shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                                                      Sincerely,

                                                      /s/ MARIO J. GABELLI, CFA

                                                      MARIO J. GABELLI, CFA
                                                      Portfolio Manager and
                                                      Chief Investment Officer

January 31, 1996


NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                                       9

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
               COMMON STOCKS--96.9%
               AGRICULTURE--0.1%
      40,000   Archer Daniels Midland
                Co.........................   $    654,744     $    720,000
                                              ------------     ------------
               AIRLINES--0.8%
     125,000   AMR Corporation+............      7,810,387        9,281,250
                                              ------------     ------------
               AUTOMOTIVE--1.7%
     350,000   General Motors
                Corporation................     12,595,439       18,506,250
      24,000   Harley Davidson, Inc........        236,600          690,000
                                              ------------     ------------
                                                12,832,039       19,196,250
                                              ------------     ------------
               AUTOMOTIVE: PARTS
               AND ACCESSORIES--4.8%
      33,500   APS Holding Corporation,
                Class A+...................        519,250          753,750
      30,000   Borg-Warner Automotive,
                Inc........................        732,660          960,000
     200,000   Echlin Inc..................      2,607,499        7,300,000
     150,000   Federal-Mogul Corporation...      2,691,210        2,943,750
     675,000   GenCorp Inc.................      3,881,263        8,268,750
     250,000   Genuine Parts Company.......      8,599,593       10,250,000
     201,200   Handy & Harman..............      2,749,336        3,319,800
     110,000   Johnson Controls, Inc.......      2,895,432        7,562,500
     135,000   Modine Manufacturing
                Company....................      1,302,844        3,240,000
      39,875   Myers Industries, Inc.......        139,536          652,953
      26,300   Pep Boys - Manny, Moe &
                Jack.......................        554,515          673,938
     170,000   Quaker State Corporation....      2,329,573        2,146,250
      50,000   Republic Automotive Parts,
                Inc.+......................        278,125          643,750
     115,000   Standard Motor Products,
                Inc........................      1,008,712        1,725,000
      13,200   Superior Industries
                International, Inc.........         76,515          348,150
      71,000   UAP Inc., Class A...........        807,959          780,258
      34,000   Wynn's International,
                Inc........................        562,295        1,007,250
                                              ------------     ------------
                                                31,736,317       52,576,099
                                              ------------     ------------
               AVIATION: PARTS
               AND SERVICES--1.8%
      75,000   Boeing Co...................      4,695,579        5,878,125
     100,000   Curtiss-Wright
                Corporation................      2,479,222        5,375,000
      85,000   General Motors Corporation,
                Class H....................      3,406,289        4,175,625
      70,000   Hi-Shear Industries Inc.+...        945,739          507,500
      21,000   Hudson General
                Corporation................        397,275          682,500
      72,000   Precision Castparts
                Corporation................      2,754,825        2,862,000
                                              ------------     ------------
                                                14,678,929       19,480,750
                                              ------------     ------------
               BROADCASTING--6.2%
      70,100   BHC Communications, Inc.,
                Class A....................      5,089,770        6,624,450
      90,000   Capital Cities/ABC, Inc.....      4,583,644       11,103,750
     385,637   Chris-Craft Industries,
                Inc........................      8,421,873       16,678,800
      63,651   Chris-Craft Industries,
                Inc., Class B(a)+..........      1,132,465        2,752,906
     135,000   Citicasters Inc.+...........      1,779,125        3,189,375
     280,000   Grupo Televisa S.A., GDR....      5,705,136        6,300,000
     130,000   Havas, Sponsored ADR........      2,526,965        2,551,250
      70,000   Liberty Corporation.........      1,568,082        2,362,500
      53,000   LIN Television
                Corporation+...............        587,795        1,576,750

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
      20,000   Osborn Communications
                Corporation+...............   $    153,701     $    170,000
      46,000   Outlet Communications, Inc.,
                Class A+...................        355,150        2,173,500
     400,000   Television Broadcasting Ltd.
                ORD........................      1,816,844        1,425,154
     100,000   United Television, Inc......      2,880,469        9,025,000
      80,000   Westinghouse Electric
                Corp.......................      1,197,626        1,320,000
                                              ------------     ------------
                                                37,798,645       67,253,435
                                              ------------     ------------
               BUSINESS SERVICES--1.7%
      10,000   BBN Corporation+............        364,906          411,250
      50,000   Berlitz International, Inc.,
                New+.......................        725,813          825,000
      80,000   Honeywell, Inc..............      3,462,315        3,890,000
     120,000   International Business
                Machines Corporation.......      6,030,895       11,010,000
      72,000   Landauer, Inc...............        447,792        1,566,000
      70,000   Nashua Corporation..........      2,287,655          953,750
                                              ------------     ------------
                                                13,319,376       18,656,000
                                              ------------     ------------
               CABLE--3.5%
      60,000   BET Holdings, Inc., Class
                A+.........................      1,030,737        1,372,500
      61,500   Cablevision Systems
                Corporation, Class A+......      3,334,597        3,336,375
      60,000   Comcast Corporation, Class
                A..........................        876,722        1,057,500
      30,000   Comcast Corporation, Class A
                Special....................        626,505          545,625
         148   International CableTel
                Incorporated+..............            465            3,626
     316,800   International Family
                Entertainment, Inc., Class
                B+.........................      4,768,241        5,187,600
      20,000   Shaw Cable Systems Ltd.,
                Class B, Conv..............        119,575          126,350
      40,000   Shaw Communications Inc.,
                Class B, Conv..............        363,398          252,701
     820,000   Tele-Communications, Inc.,
                Class A+...................     13,459,548       16,297,500
     287,500   Tele-Communications,
                Inc./Liberty Media Group,
                Class A+...................      6,382,184        7,726,563
      60,000   United International
                Holdings, Inc., Class A+...        824,424          885,000
      60,000   US WEST Media Group+........        975,045        1,155,000
                                              ------------     ------------
                                                32,761,441       37,946,340
                                              ------------     ------------
               CLOSED-END FUNDS--0.1%
      79,628   Royce Value Trust, Inc......        888,814          955,536
                                              ------------     ------------
               CONSUMER PRODUCTS--10.2%
     502,000   American Brands, Inc........     17,482,591       22,401,750
      90,000   Brunswick Corporation.......      1,188,813        2,160,000
     400,000   Carter-Wallace, Inc.........      6,621,432        4,550,000
     200,000   Church & Dwight Co., Inc....      4,566,436        3,700,000
       7,000   Culbro Corporation+.........        254,566          343,875
      22,000   Duracell International
                Inc........................        625,711        1,138,500
     100,000   Eastman Kodak Company.......      5,497,331        6,700,000
     150,000   Fieldcrest Cannon, Inc.+....      2,136,897        2,493,750
      40,000   First Brands Corporation....      1,058,501        1,905,000
     250,000   General Electric Company....     12,205,213       18,000,000
      53,000   Gillette Company............      1,493,550        2,762,625
      20,000   Libbey Inc..................        258,600          450,000
      50,000   Outboard Marine Corp........        986,698        1,018,750
       5,000   Park-Ohio Industries,
                Inc.+......................         57,500           80,625

                       See Notes to Financial Statements.

                                       10

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
               COMMON STOCKS (CONTINUED)
               CONSUMER PRODUCTS (CONTINUED)
      95,000   Philips Electronics N.V.,
                New York...................   $  1,459,709     $  3,408,125
     100,000   Procter & Gamble Company....      5,509,258        8,300,000
     255,000   Ralston Purina Group........     10,127,321       15,905,625
      50,000   Scotts Company, Class A+....        798,406          987,500
      75,000   Syratech Corporation+.......      1,382,505        1,509,375
     130,000   Tambrands Inc...............      5,386,648        6,207,500
     325,000   Whitman Corporation.........      3,028,098        7,556,250
                                              ------------     ------------
                                                82,125,784      111,579,250
                                              ------------     ------------
               CONSUMER SERVICES--0.4%
     180,000   Rollins, Inc................      2,111,982        3,982,500
                                              ------------     ------------
               DIVERSIFIED INDUSTRIAL--3.7%
      20,000   Anixter International
                Inc.+......................        180,175          372,500
      45,000   GATX Corporation............      1,039,561        2,188,125
     100,000   ITT Corporation, New+.......      2,420,804        5,300,000
     149,000   ITT Industries Inc.+........      2,267,811        3,576,000
     150,000   Katy Industries, Inc........      1,357,500        1,387,500
       6,500   Kyocera Corporation, ADR....        448,063          970,125
     375,000   Lamson & Sessions Co.+......      2,011,040        2,906,250
     100,000   Lawter International,
                Inc........................        812,500        1,162,500
     150,000   Minnesota Mining and
                Manufacturing Company......      7,964,013        9,937,500
      80,000   National Service Industries,
                Inc........................      1,867,011        2,590,000
      55,000   Tenneco Inc.................      2,191,078        2,729,375
      60,000   Thomas Industries Inc.......        920,097        1,410,000
     200,000   Trinity Industries, Inc.....      2,724,402        6,300,000
                                              ------------     ------------
                                                26,204,055       40,829,875
                                              ------------     ------------
               ELECTRONICS--0.1%
       2,000   Hitachi, Ltd., ADR..........        221,767          201,000
      10,000   Sony Corporation............        544,303          613,750
                                              ------------     ------------
                                                   766,070          814,750
                                              ------------     ------------
               ENERGY--3.6%
      55,000   Atlantic Richfield
                Company....................      5,930,401        6,091,250
      35,000   British Petroleum Company
                plc, ADR...................      1,568,033        3,574,375
     135,000   Burlington Resources Inc....      6,062,137        5,298,750
      30,000   Chevron Corporation.........      1,016,500        1,575,000
     170,000   Eastern Enterprises.........      4,578,075        5,992,500
      60,000   Enron Oil & Gas Company.....        548,976        1,440,000
     110,000   Exxon Corporation...........      6,704,069        8,813,750
      22,000   Halliburton Company.........        969,840        1,113,750
     200,000   Kaneb Services, Inc.+.......        901,607          450,000
      50,000   PacifiCorp..................        971,882        1,062,500
      80,000   Southwest Gas Corporation...      1,378,722        1,410,000
      30,000   Texaco Inc..................      1,890,875        2,355,000
                                              ------------     ------------
                                                32,521,117       39,176,875
                                              ------------     ------------
               ENTERTAINMENT--5.1%
      55,000   Bay Meadows Operating
                Company....................        908,526          804,375
     175,675   Gaylord Entertainment
                Company, Class A...........      3,697,099        4,874,981
      70,000   GC Companies, Inc.+.........      1,824,822        2,345,000

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
      40,000   GTECH Holdings
                Corporation+...............   $    755,188     $  1,040,000
      20,000   PolyGram NV.................        574,275        1,050,000
      30,000   Santa Anita Realty
                Enterprises, Inc...........        484,184          356,250
     110,000   THORN EMI plc,
                Sponsored ADR..............      1,609,000        2,585,000
     700,000   Time Warner Inc.............     20,499,592       26,512,500
      11,528   Todd-AO Corporation, Class
                A..........................         31,440           89,342
     120,000   Viacom Inc., Class A+.......      1,750,202        5,505,000
     225,000   Viacom Inc., Class B+.......      6,165,035       10,659,375
                                              ------------     ------------
                                                38,299,363       55,821,823
                                              ------------     ------------
               FINANCIAL SERVICES--6.0%
           1   Al-Zar Ltd.+(a).............              0              350
     640,000   American Express Company....     15,593,345       26,480,000
         220   Berkshire Hathaway Inc.+....        874,549        7,062,000
      35,000   Commerzbank AG, Sponsored
                ADR........................      1,366,544        1,636,250
     140,000   Deutsche Bank AG, Sponsored
                ADR+.......................      6,094,375        6,615,000
      60,000   H&R Block Inc...............      2,246,243        2,430,000
      60,000   ITT Hartford Group Inc.+....      1,432,749        2,902,500
      60,000   KeyCorp.....................      2,171,000        2,175,000
     315,000   Lehman Brothers Holdings
                Inc........................      4,871,475        6,693,750
      85,000   Midland Company.............      2,658,657        4,175,625
      70,000   Salomon Inc.................      2,531,011        2,485,000
      25,000   State Street Boston
                Corporation................        717,713        1,125,000
      10,000   SunTrust Banks, Inc.........        424,879          685,000
      11,941   Transamerica Corporation....        583,636          870,200
       8,000   Value Line, Inc.............        115,500          308,000
                                              ------------     ------------
                                                41,681,676       65,643,675
                                              ------------     ------------
               FOOD AND BEVERAGE--6.3%
      62,000   Brown-Forman Corporation,
                Class A....................      2,021,599        2,317,250
      60,000   Campbell Soup Company.......      1,483,100        3,600,000
      74,263   Chock Full o'Nuts
                Corporation+...............        451,406          389,881
      23,000   Coca-Cola Company...........        395,569        1,707,750
      50,000   Coca-Cola Enterprises
                Inc........................        757,290        1,337,500
      17,000   CPC International Inc.......        602,088        1,166,625
      47,000   Delchamps, Inc..............      1,111,792          957,625
     100,000   Dole Food Company, Inc......      2,651,826        3,500,000
       2,500   Farmer Brothers Company.....        200,625          341,250
      62,500   General Mills, Inc..........      1,396,165        3,609,375
      37,500   Heinz Company (H.J.)........        972,562        1,242,187
      35,000   Hershey Foods Corporation...      1,493,437        2,275,000
      84,000   Kellogg Company.............      3,173,732        6,489,000
      20,000   LVHM Moet Hennessy Louis
                Vuitton, Sponsored ADR.....        762,188          837,500
     250,000   PepsiCo, Inc................      8,256,561       13,968,750
     200,000   Quaker Oats Company.........      5,960,776        6,900,000
      65,000   Ralcorp Holdings, Inc.+.....        974,421        1,576,250
      15,000   Rykoff-Sexton, Inc..........        289,125          262,500
     280,000   Seagram Company Ltd.........      8,211,072        9,695,000
      35,000   Tootsie Roll Industries,
                Inc........................      1,149,010        1,386,875
     110,000   Wrigley (Wm.) Jr. Company...      4,754,112        5,775,000
                                              ------------     ------------
                                                47,068,456       69,335,318
                                              ------------     ------------

                       See Notes to Financial Statements.

                                       11

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE--3.2%
      15,000   Amgen Inc.+.................   $    271,699     $    890,625
      10,000   Biogen, Inc.+...............        299,450          615,000
      20,000   BioWhittaker, Inc.+.........         99,053          152,500
      12,000   Chiron Corporation+.........        663,895        1,326,000
     100,000   Genentech, Inc.+............      4,804,136        5,300,000
     135,000   Johnson & Johnson...........      5,750,027       11,559,375
      70,000   Mallinckrodt Group, Inc.....      2,175,407        2,546,250
      99,999   Merck & Co., Inc............      3,387,816        6,574,934
     100,000   Pfizer Inc..................      3,391,165        6,300,000
                                              ------------     ------------
                                                20,842,648       35,264,684
                                              ------------     ------------
               HOTELS/CASINOS--1.7%
      35,000   Circus Circus Enterprises,
                Inc.+......................        940,041          975,625
      23,500   Harrah's Entertainment
                Inc.+......................        215,831          569,875
     200,000   Hilton Hotels Corporation...     10,269,599       12,300,000
     200,000   Ladbroke Group plc..........        522,219          455,029
     110,000   Mirage Resorts,
                Incorporated+..............      1,131,077        3,795,000
      11,750   Promus Companies+...........         84,894          261,438
                                              ------------     ------------
                                                13,163,661       18,356,967
                                              ------------     ------------
               INDUSTRIAL EQUIPMENT
               AND SUPPLIES--13.2%
     347,000   AMETEK, Inc.................      4,914,110        6,506,250
      50,000   AMP Incorporated............      1,814,660        1,918,750
      25,000   Amphenol Corporation,
                Class A+...................        286,812          606,250
     250,000   AptarGroup, Inc.............      3,625,405        9,343,750
      64,000   Caterpillar Inc.............      1,729,874        3,760,000
      65,000   CLARCOR Inc.................      1,239,362        1,324,375
     150,000   Crane Co....................      3,970,482        5,531,250
     100,000   CTS Corporation.............      2,084,351        3,775,000
     435,000   Deere & Company.............      6,735,298       15,333,750
     260,000   Donaldson Company, Inc......      3,038,347        6,532,500
     150,000   Gerber Scientific, Inc......      1,448,232        2,437,500
     140,000   Greif Bros. Corporation,
                Class A....................      2,531,260        3,762,500
     132,500   Guardsman Products, Inc.....      1,546,659        1,772,187
      12,546   Hach Company................        148,380          216,418
     371,000   IDEX Corporation............      4,410,332       15,118,250
      70,000   Ingersoll-Rand Company......      2,625,739        2,458,750
     200,000   Kollmorgen Corporation......      1,861,980        2,200,000
      95,000   Lufkin Industries, Inc......      1,718,761        2,149,375
      60,000   Manitowoc Company, Inc......      1,343,957        1,837,500
     275,000   Mark IV Industries, Inc.....      2,076,408        5,431,250
     275,000   Navistar International
                Corporation+...............      5,906,625        2,887,500
     165,000   Nortek, Inc.+...............        659,077        1,938,750
       4,333   Nortek, Inc., Special
                Common+(a).................         59,049           50,913
      10,000   PACCAR Inc..................        522,020          421,250
      80,000   Pittway Corporation.........      1,529,486        5,310,000
     195,000   Pittway Corporation, Class
                A..........................      2,703,360       13,211,250
      50,000   Sequa Corporation, Class
                A+.........................      1,982,449        1,525,000
      80,200   Sequa Corporation, Class
                B+.........................      3,904,225        3,167,900
      80,000   SPS Technologies, Inc.+.....      2,233,594        4,270,000
     140,000   St. Joe Paper Company.......      4,804,274        7,700,000
     100,000   TransPro Inc................        784,174        1,062,500

                                                                  MARKET
   SHARES                                         COST            VALUE
------------                                  ------------     ------------
      20,000   Valmont Industries, Inc.....   $    349,658     $    495,000
     260,000   Varity Corporation, New+....      5,309,303        9,652,500
                                              ------------     ------------
                                                79,897,703      143,708,168
                                              ------------     ------------
               METALS AND MINING--0.8%
      34,350   Barrick Gold Corporation....        733,755          905,981
      75,000   Echo Bay Mines Ltd..........        844,400          778,125
      45,000   Homestake Mining Company....        776,062          703,125
     100,000   Horsham Corporation.........      1,401,937        1,350,000
      33,000   Newmont Gold Company........      1,375,428        1,443,750
     160,000   Pegasus Gold Inc.+..........      2,519,244        2,220,000
      17,500   Placer Dome Inc.............        336,400          422,188
     150,000   Royal Oak Mines Inc.+.......        630,961          534,375
                                              ------------     ------------
                                                 8,618,187        8,357,544
                                              ------------     ------------
               PUBLISHING--3.0%
      75,000   American Media Inc.+........        732,562          318,750
       8,000   Central Newspapers, Inc.....        213,588          251,000
       5,000   E.W. Scripps Company,
                Class A....................         99,627          196,875
      32,000   McClatchy Newspapers, Inc.,
                Class A....................        640,975          732,000
      80,000   McGraw-Hill Companies,
                Inc........................      4,572,950        6,970,000
     390,000   Media General, Inc., Class
                A..........................      9,839,543       11,846,250
      10,000   Meredith Corporation........        356,044          418,750
     159,993   New York Times Company,
                Class A....................      2,461,143        4,739,793
      15,000   News Corporation Limited,
                ADS........................        255,587          320,625
      84,000   Reader's Digest Association,
                Inc., Class B..............      3,339,359        3,969,000
     325,000   Western Publishing Group,
                Inc.+......................      4,715,094        2,559,375
                                              ------------     ------------
                                                27,226,472       32,322,418
                                              ------------     ------------
               REAL ESTATE--0.0%
      33,333   Castle & Cooke Inc.+........        396,474          558,333
                                              ------------     ------------
               RETAIL--1.9%
      20,000   Aaron Rents, Inc., Class
                A..........................        169,609          360,000
      13,000   Aaron Rents, Inc., Class
                B..........................         72,755          234,000
     150,000   Burlington Coat Factory
                Warehouse Corporation+.....      1,977,862        1,537,500
     125,000   Earl Scheib, Inc.+..........        885,924          968,750
      50,000   Fingerhut Companies, Inc....        711,335          693,750
      14,232   Jostens, Inc................        270,870          345,126
      35,000   Lillian Vernon
                Corporation................        527,184          468,125
     675,000   Neiman Marcus Group,
                Inc.+......................      9,760,037       15,862,500
                                              ------------     ------------
                                                14,375,576       20,469,751
                                              ------------     ------------
               RETAIL: FOOD AND DRUG--0.6%
      25,000   Albertson's, Inc............        718,125          821,875
     129,000   American Stores Company.....      3,261,288        3,450,750
      50,000   Kroger Co.+.................      1,156,250        1,875,000
                                              ------------     ------------
                                                 5,135,663        6,147,625
                                              ------------     ------------
               SPECIALTY CHEMICAL--2.3%
     448,100   CBI Industries Inc..........     14,686,477       14,731,287
      50,000   E.I. du Pont de Nemours and
                Company....................      3,122,625        3,493,750

                       See Notes to Financial Statements.

                                       12

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                           COST            VALUE
------------                                    ------------     ------------
               COMMON STOCKS (CONTINUED)
               SPECIALTY CHEMICAL (CONTINUED)
     215,000   Ferro Corporation...........     $  4,467,040     $  4,998,750
      45,000   Pratt & Lambert, Inc........          647,100        1,569,375
                                                ------------     ------------
                                                  22,923,242       24,793,162
                                                ------------     ------------
               TELECOMMUNICATIONS--11.0%
     280,000   AT&T Corp...................       14,897,967       18,130,000
     100,000   BC TELECOM Inc..............        1,768,699        1,831,166
     295,000   BCE Inc.....................        9,904,125       10,177,500
      12,500   BellSouth Corporation.......          649,467        1,087,500
       9,000   British Telecommunications
                plc, Sponsored ADR.........          577,730          508,500
     100,000   Cable & Wireless plc,
                Sponsored ADR..............        2,083,454        2,112,500
     339,000   C-TEC Corporation+..........        6,369,917       10,509,000
      46,500   C-TEC Corporation, Class
                B+.........................          730,744        1,418,250
      65,000   Frontier Corporation........        1,051,047        1,950,000
      40,000   Globalstar
                Telecommunications+........          748,250        1,510,000
     318,000   GTE Corporation.............        6,127,042       13,992,000
      35,000   Hong Kong Telecommunications
                Ltd., Sponsored ADR........          545,695          621,250
      65,000   Koninklijke PTT Nederland
                (KPN), ADR+................        1,738,665        2,356,250
     130,000   Lincoln Telecommunications
                Company....................        1,818,824        2,746,250
      60,000   Motorola, Inc...............          831,606        3,420,000
      30,000   Northern Telecom Limited....        1,134,625        1,290,000
      65,000   NYNEX Corporation...........        2,634,717        3,510,000
      50,000   Pacific Telesis Group
                Inc........................        1,414,830        1,681,250
     100,000   SBC Communications Inc......        2,131,081        5,750,000
      28,000   Southern New England
                Telecommunications
                Corporation................          942,025        1,113,000
     420,000   Sprint Corporation..........        9,171,901       16,747,500
     250,000   STET -- Societa Finanziaria
                Telefonica SpA, Sponsored
                ADR........................        5,717,995        6,968,750
   1,500,000   Telecom Italia SpA, ORD.....        1,753,810        2,336,066
     112,153   Telecomunicacoes Brasileiras
                SA (Telebras), Sponsored
                ADR........................        3,388,738        5,313,248
   1,521,945   Telecomunicacoes de Sao
                Paulo SA (Telesp)+.........          190,267          223,919
      16,000   Telefonica de Espana,
                Sponsored ADR..............          511,408          670,000
      20,000   Telefonos De Mexico SA,
                Sponsored ADR..............          704,937          637,500
      60,000   US WEST Communications
                Group......................        1,427,970        2,145,000
                                                ------------     ------------
                                                  80,967,536      120,756,399
                                                ------------     ------------

                                                                    MARKET
   SHARES                                           COST            VALUE
------------                                    ------------     ------------
               TRANSPORTATION--0.1%
      13,500   Florida East Coast
                Industries,
                Inc........................     $    713,262     $    921,375
                                                ------------     ------------
               WIRELESS COMMUNICATIONS--3.0%
     250,000   AirTouch Communications
                Inc.+......................        5,767,779        7,062,500
     130,000   Allen Group Inc.............          787,843        2,908,750
      18,500   Associated Group, Inc.,
                Class A+...................           98,788          349,188
      18,500   Associated Group, Inc.,
                Class B+...................           98,787          351,500
         407   Cellular Communications,
                Inc., Series A+............            5,278           19,943
     260,000   Century Telephone
                Enterprises, Inc...........        4,542,614        8,255,000
     140,000   COMSAT Corporation, Series
                1..........................        3,086,794        2,607,500
      80,000   NEXTEL Communications, Inc.,
                Class A+...................        1,005,002        1,180,000
   2,500,000   Telecom Italia Mobile
                SpA+.......................        2,256,896        4,405,738
     140,000   Telephone and Data Systems,
                Inc........................        1,369,191        5,530,000
       5,000   Vodafone Group,
                Sponsored ADR..............          170,625          176,250
                                                ------------     ------------
                                                  19,189,597       32,846,369
                                                ------------     ------------
TOTAL COMMON STOCKS........................      716,709,216     1,057,752,521
                                                ------------     ------------
               PREFERRED STOCKS--0.4%
               CONSUMER PRODUCTS--0.2%
      45,000   Fieldcrest Cannon, Inc.,
                Series A, 6.00%, Conv.
                Pfd., 144A(c)..............        2,486,250        2,002,500
       2,000   Kerr Group, Inc., Class B,
                Series D, $1.70, Cumulative
                Conv. Pfd..................           33,975           37,000
                                                ------------     ------------
                                                   2,520,225        2,039,500
                                                ------------     ------------
               INDUSTRIAL EQUIPMENT
               AND SUPPLIES--0.1%
      20,000   Sequa Corporation, $5.00,
                Cumulative Conv. Pfd.......        1,538,833        1,160,000
                                                ------------     ------------
               METALS AND MINING--0.0%
      10,000   Freeport-McMoRan Inc.,
                Depository Shares, 7.00%,
                Cumulative Conv. Pfd.......          213,000          272,500
                                                ------------     ------------
               TELECOMMUNICATIONS--0.1%
      30,000   Sprint Corporation, 8.25%,
                Conv. Pfd..................          956,250        1,140,000
                                                ------------     ------------
TOTAL PREFERRED STOCKS.....................        5,228,308        4,612,000
                                                ------------     ------------

                       See Notes to Financial Statements.

                                       13

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL                                                        MARKET
   AMOUNT                                        COST             VALUE
------------                                 ------------     --------------
               CORPORATE BONDS--2.0%
               AUTOMOTIVE PARTS
               AND ACCESSORIES--0.0%
$    400,000   GenCorp Inc., Conv. Sub
                Deb., 8.00% due
                08/01/2002................   $    395,523     $      402,000
                                             ------------     --------------
               BROADCASTING--0.0%
  FRF593,750   Havas, Conv. Bond,
                Payment-in-kind, 3.00% due
                12/31/1997................        158,703            148,674
                                             ------------     --------------
               ENTERTAINMENT--2.0%
$ 17,545,950   Time Warner Inc., Conv.
                Sub. Deb., 8.75% due
                01/10/2015................     18,421,134         18,181,991
   2,750,000   Viacom Inc., Ex. Sub. Deb.,
                8.00% due 07/07/2006......      1,836,980          2,805,000
                                             ------------     --------------
                                               20,258,114         20,986,991
                                             ------------     --------------
TOTAL CORPORATE BONDS.....................     20,812,340         21,537,665
                                             ------------     --------------
               U.S. TREASURY BILLS--3.0%
$ 32,402,000   4.83% to 5.28%++ due
               02/01/1996 -- 03/07/1996...   $ 32,167,820     $   32,190,674
                                             ------------     --------------
TOTAL INVESTMENTS.................. 102.3%   $774,917,684(b)   1,116,092,860
                                             =============
OTHER ASSETS AND
 LIABILITIES (NET).................  (2.3)                       (24,553,514)
                                    -----                     --------------
NET ASSETS......................... 100.0%                    $1,091,539,346
                                    =====                     ==============

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $775,657,016. Net unrealized appreciation for Federal tax purposes was $340,435,844 (gross unrealized appreciation was $357,880,866 and gross unrealized depreciation was $17,445,022.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 +  Non-income producing security
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
ADS -- American Depositary Share
FRF -- French Franc
GDR -- Global Depositary Receipt
ORD -- Ordinary Share

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                               DECEMBER 31, 1995

   Time Warner Inc.                     Pittway Corporation
   American Express Company             General Motors Corporation
   American Brands, Inc.                AT&T Corp.
   Chris-Craft Industries, Inc.         General Electric Company
   Viacom Inc.                          Sprint Corporation

-
--------------------------------------------------------------------------------
-

                       See Notes to Financial Statements.

                                       14

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
----------------------------------------------------------

ASSETS:
 Investments, at value
   (Cost $774,917,684)................                 $1,116,092,860
 Cash.................................                          5,785
 Dividends and interest receivable....                      2,155,845
 Receivable for investments sold......                      2,348,375
 Receivable for Fund shares sold......                      2,700,295
                                                       --------------
   Total Assets.......................                  1,123,303,160
                                                       --------------
LIABILITIES:
 Payable for investments purchased....                     20,634,121
 Dividend payable.....................                      7,765,160
 Payable for investment advisory fee..                        935,547
 Payable for distribution fees........                        310,431
 Payable for transfer agent fees......                        175,000
 Payable for Fund shares redeemed.....                         41,608
 Accrued expenses and other
   payables...........................                      1,901,947
                                                       --------------
   Total Liabilities..................                     31,763,814
                                                       --------------
   Net assets applicable to 42,395,268
     shares of beneficial interest
     outstanding......................                 $1,091,539,346
                                                       =================
NET ASSETS CONSIST OF:
 Shares of beneficial interest at par
   value..............................                 $      423,953
 Additional paid-in capital...........                    750,699,072
 Distributions in excess of net
   realized gain on investments.......                       (759,184)
 Distributions in excess of net
   investment income earned to date...                         (1,808)
 Net unrealized appreciation of
   investments........................                    341,177,313
                                                       --------------
   Total Net Assets...................                 $1,091,539,346
                                                       =================
Net Asset Value, offering and
 redemption price per share
 ($1,091,539,346 divided by 42,395,268 shares
 outstanding; unlimited
 number of shares authorized
 of $0.01 par value)..................                         $25.75
                                                                =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------

INVESTMENT INCOME:
 Dividend income (net of foreign
   withholding taxes of $302,581)......                 $ 18,265,037
 Interest income.......................                    6,240,089
                                                        ------------
   Total Investment Income.............                   24,505,126
                                                        ------------
EXPENSES:
 Investment advisory fee...............                   10,714,960
 Distribution fees.....................                    2,211,822
 Transfer agent fees...................                      731,751
 Trustees' fees........................                       66,099
 Legal and audit fees..................                       56,489
 Other.................................                      498,317
                                                        ------------
   Total Expenses......................                   14,279,438
                                                        ------------
NET INVESTMENT INCOME..................                   10,225,688
                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on securities
   sold................................                   68,999,048
 Net realized gain on foreign currency
   transactions........................                       14,558
                                                        ------------
 Net realized gain on investments......                   69,013,606
                                                        ------------
Net unrealized appreciation of
 securities, foreign currency and other
 assets and liabilities:
 Beginning of year.....................                  184,011,589
 End of year...........................                  341,177,313
                                                        ------------
   Change in net unrealized
     appreciation of securities,
     foreign currency and other assets
     and liabilities...................                  157,165,724
                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS...........................                  226,179,330
                                                        ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.......................                 $236,405,018
                                                        ===============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     YEAR               YEAR
                                                                                                    ENDED               ENDED
                                                                                                   12/31/95           12/31/94
                                                                                                --------------      -------------
Net investment income........................................................................   $   10,225,688      $  11,062,756
Net realized gain on investments.............................................................       69,013,606         33,486,441
Net change in unrealized appreciation/depreciation of investments............................      157,165,724        (46,397,512)
                                                                                                --------------      -------------
Net increase/(decrease) in net assets resulting from operations..............................      236,405,018         (1,848,315)
Distributions to shareholders from:
 Net investment income.......................................................................      (10,040,428)       (10,988,841)
 Distributions in excess of net investment income............................................         --                 (110,943)
 Net realized gain on investments............................................................      (69,013,606)       (32,875,775)
 Distributions in excess of net realized gain on investments.................................          (94,875)          (740,434)
Net increase/(decrease) in net assets from Fund share transactions...........................      (47,966,474)        83,405,757
                                                                                                --------------      -------------
Net increase in net assets...................................................................      109,289,635         36,841,449
NET ASSETS:
Beginning of year............................................................................      982,249,711        945,408,262
                                                                                                --------------      -------------
End of year..................................................................................   $1,091,539,346      $ 982,249,711
                                                                                                =================   ===============

                       See Notes to Financial Statements.

                                       15

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Other over-the-counter securities are valued at the mean between current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

                                       16

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1995 resulting from different book and tax accounting policies for currency gains and losses and capital gain distributions, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1995 were a decrease in undistributed net investment income of $76,125 and a decrease in distributions in excess of net realized gain on investments of $76,125.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including offices, required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Adviser is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state. No such reimbursement was required during the year ended December 31, 1995.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect majority-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. The Fund will reimburse the Distributor for these expenditures up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets. In addition, if and to the extent that the fee the Fund pays to the Adviser, as well as other payments the Fund makes, are considered as indirectly financing any activity which is primarily intended to result in the sale of the Fund's shares, such payments are authorized under the Plan. For the year ended December 31, 1995, the Fund incurred distribution costs under the Plan of $2,211,822, representing 0.21 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1995, other than U.S. government and short-term securities, aggregated $267,318,884 and $317,036,708, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1995, the Fund paid brokerage commissions of $96,993 to Gabelli & Company and its affiliates.

                                       17

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                        12/31/95                          12/31/94
                                                              -----------------------------     -----------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------     -------------     -----------     -------------
Shares sold...............................................      6,338,311     $ 156,103,869      13,812,609     $ 319,924,263
Shares issued upon reinvestment of dividends..............      2,772,475        71,391,947       1,830,373        40,652,559
Shares redeemed...........................................    (10,946,512)     (275,462,290)    (11,982,003)     (277,171,065)
                                                              -----------     -------------     -----------     -------------
Net increase/(decrease)...................................     (1,835,726)    $ (47,966,474)      3,660,979     $  83,405,757
                                                              ===========     ==============    ===========     ==============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                1995           1994        1993        1992        1991        1990        1989        1988       1987      1986*
             ----------      --------    --------    --------    --------    --------    --------    --------    -------   -------
OPERATING
PERFORM-
 ANCE:
Net asset
 value,
 beginning
 of
 year.....     $  22.21      $  23.30    $  19.88    $  17.96    $  15.63    $  17.26    $  14.69    $  12.61    $ 11.28   $ 10.00
               --------      --------    --------    --------    --------    --------    --------    --------    -------   -------
Net
investment
income(a)..        0.26          0.26        0.16        0.26        0.39        0.76        0.55        0.24       0.14      0.10
Net
 realized
 and
unrealized
 gain/
 (loss)
 on
 invest-
  ments..          5.28         (0.30)       4.18        2.41        2.45       (1.62)       3.30        3.45       1.69      1.18
               --------      --------    --------    --------    --------    --------    --------    --------    -------   -------
Total from
investment
oper-
ations...          5.54         (0.04)       4.34        2.67        2.84       (0.86)       3.85        3.69       1.83      1.28
               --------      --------    --------    --------    --------    --------    --------    --------    -------   -------
DISTRIBU-
 TIONS
 TO
 SHARE-
  HOLDERS
 FROM:
 Net
investment
 income...        (0.25)        (0.25)      (0.16)      (0.25)      (0.39)      (0.77)      (0.56)      (0.38)     (0.09)       --
Distribu-
 tions
  in excess
   of net
investment
 income...           --         (0.01)         --          --          --          --          --          --         --        --
 Net
  realized
  gains...        (1.75)        (0.76)      (0.76)      (0.50)      (0.12)         --       (0.72)      (1.23)     (0.41)       --
Distribu-
  tions
  in excess
   of net
  realized
  gains...        (0.00)(c)     (0.03)         --          --          --          --          --          --         --        --
               --------      --------    --------    --------    --------    --------    --------    --------    -------   -------
Total
 distrib-
 utions...        (2.00)        (1.05)      (0.92)      (0.75)      (0.51)      (0.77)      (1.28)      (1.61)     (0.50)       --
               --------      --------    --------    --------    --------    --------    --------    --------    -------   -------
Net asset
 value,
 end of
 year.....     $  25.75      $  22.21    $  23.30    $  19.88    $  17.96    $  15.63    $  17.26    $  14.69    $ 12.61   $ 11.28
               ========      ========    ========    ========    ========    ========    ========    ========    =======   =======
Total
return**...        24.9%       (0.1)%       21.8%       14.9%       18.1%      (5.0)%       26.2%       31.1%      16.2%     12.8%
               ========      ========    ========    ========    ========    ========    ========    ========    =======   =======
RATIOS TO
 AVERAGE
 NET
 ASSETS/
SUPPLEMEN-
  TAL
 DATA:
Net
 assets,
 end of
 year (in
 000's)...   $1,091,539      $982,250    $945,408    $632,575    $483,865    $342,710    $359,443    $143,050    $76,810   $48,911
 Ratio of
   net
investment
   income
   to
   average
   net
 assets...         0.95%         1.10%       0.82%       1.42%       2.34%       4.51%       4.17%       2.04%      1.19%     1.87%+
 Ratio of
 operating
  expenses
   to
   average
   net
assets(b)..        1.33%         1.28%       1.31%       1.31%       1.30%       1.20%       1.26%       1.31%      1.26%     1.67%+
Portfolio
 turnover
 rate.....        26.4%         18.7%       16.0%       14.4%       20.1%       55.7%       49.3%       47.3%      89.9%    126.6%

---------------

 * The Fund commenced operations on March 3, 1986.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 + Annualized.
(a) Net investment income before expenses reimbursed by Adviser for the years ended December 31, 1988 and 1987 and the period ended December 31, 1986 was $0.23, $0.11 and $0.09, respectively.
(b) Operating expense ratios before expenses reimbursed by Adviser for the years ended December 31, 1988 and 1987 and the period ended December 31, 1986 were 1.38%, 1.52% and 1.83%, respectively.
(c) Amount represents less than $0.01 per share.

                                       18

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period from March 3, 1986 (commencement of operations) through December 31, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1996

                  1995 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended December 31, 1995, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $.411 per share. Additionally, on that date, the Fund paid $1.589 per share in long-term capital gains. For fiscal year 1995, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1995 which was derived from U.S. Treasury securities was 6.86%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1995. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                                       19
                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                               Karl Otto Pohl
President and Chief                                 Former President
Investment Officer                                  Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                                 Anthony R. Pustorino
Former Senior                                       Certified Public
Vice President                                      Accountant
Dollar Dry Dock Savings Bank                        Professor, Pace University


Anthony J. Colavita                                 Anthonie C. Van Ekris
Attorney-at-Law                                     Managing Director
Anthony J. Colavita, P.C.                           BALMAC International, Inc.

James P. Conn                                       Salvatore J. Zizza
Managing Director and                               Chairman, Chief
Chief Investment Officer                            Executive Officer
Financial Security Assurance                        The Lehigh Group, Inc.
Holdings Ltd.

                         OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA                               Bruce N. Alpert
Portfolio Manager                                   President and Treasurer

                                                    James E. McKee
                                                    Secretary

                                   DISTRIBUTOR
                             GABELLI & COMPANY, INC.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       STATE STREET BANK AND TRUST COMPANY

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This report is submitted for the general information of the shareholders of The
Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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[Photo]


THE
GABELLI
ASSET
FUND



                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 1995